                                                                 EXHIBIT 23.1(A)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 7, 2001, except for the third paragraph of
Note 11, as to which the date is August 23, 2001, in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated March 6, 2002.

                                          /s/ ERNST & YOUNG LLP

West Palm Beach, FL
March 6, 2002

                                                                 EXHIBIT 23.1(B)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2000 related to the consolidated financial statements of TravCorps Corporation and Subsidiary, in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated March 6, 2002.

                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 6, 2002

                                                                 EXHIBIT 23.1(C)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 26, 2001 related to the consolidated financial statements of ClinForce, Inc. in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated March 6, 2002.

                                          /S/ ERNST & YOUNG LLP

Raleigh, North Carolina
March 6, 2002

                                                                 EXHIBIT 23.1(D)

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 10, 2001 related to the financial statements of Heritage Professional Education, LLC included in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated March 6, 2002.

                                          /S/ ERNST & YOUNG LLP

Nashville, Tennessee
March 6, 2002